JMLP
Nuveen All Cap Energy MLP Opportunities Fund
Portfolio of Investments    February 29, 2020
(Unaudited)
Shares/Units	Description (1)	Value
	LONG-TERM INVESTMENTS – 138.0% (99.3% of Total Investments)
	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 126.4% (90.9% of Total Investments)
	Oil, Gas & Consumable Fuels – 126.4% (90.9% of Total Investments)
250,979	Crestwood Equity Partners LP	$5,230,402
194,075	DCP Midstream LP	3,025,629
159,947	Delek Logistics Partners LP	3,437,261
691,475	Enable Midstream Partners LP	4,287,145
355,975	Energy Transfer LP	3,944,203
307,495	Genesis Energy LP	3,053,425
270,440	Global Partners LP/MA	5,233,014
238,950	Hoegh LNG Partners LP, (2)	2,986,875
165,299	Holly Energy Partners LP	3,428,301
319,890	KNOT Offshore Partners LP, (2)	5,230,202
35,822	MPLX LP	726,829
530,993	NGL Energy Partners LP	4,332,903
204,052	Noble Midstream Partners LP	3,132,198
153,613	NuStar Energy LP	3,487,015
196,638	Oasis Midstream Partners LP	2,359,656
160,695	PBF Logistics LP	3,048,384
235,295	Plains GP Holdings LP	3,240,012
320,117	USD Partners LP	2,893,858
	Total Oil, Gas & Consumable Fuels	63,077,312
	Total Master Limited Partnerships & MLP Affiliates (cost $72,429,998)	63,077,312

Shares	Description (1)	Value
	COMMON STOCKS – 11.6% (8.4% of Total Investments)
	Oil, Gas & Consumable Fuels – 11.6% (8.4% of Total Investments)
43,150	ONEOK Inc, (2)	$2,878,968
89,710	Targa Resources Corp., (2)	2,906,604
	Total Oil, Gas & Consumable Fuels	5,785,572
	Total Common Stocks (cost $6,756,669)	5,785,572
	Total Long-Term Investments (cost $79,186,667)	68,862,884

JMLP	Nuveen All Cap Energy MLP Opportunities Fund (continued)
Portfolio of Investments February 29, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0% (0.7% of Total Investments)
	REPURCHASE AGREEMENTS – 1.0% (0.7% of Total Investments)
$499	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/20, repurchase price $498,565, collateralized by $440,000 U.S. Treasury Notes, 3.125%, due 11/15/28, value $511,043	0.650%	3/02/20	$498,538
	Total Short-Term Investments (cost $498,538)			498,538
	Total Investments (cost $79,685,205) – 139.0%			69,361,422
	Borrowings – (47.9)% (3), (4)			(23,900,000)
	Deferred Tax Liability, net – (0.0)%			(8,989)
	Other Assets Less Liabilities – 8.9% (5)			4,431,808
	Net Assets Applicable to Common Shares – 100%			$49,884,241
Investments in Derivatives
Interest Rate Swaps - OTC Uncleared
Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$21,000,000	Receive	1-Month LIBOR	2.042%	Monthly	6/01/18	7/01/25	7/01/27	$(1,766,630)	$(1,766,630)
Part F of Form N-PORT was prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and in conformity with the applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) related to interim filings. Part F of Form N-PORT does not include all information and footnotes required by U.S. GAAP for complete financial statements. Certain footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted from this report pursuant to the rules of the SEC. For a full set of the Fund’s notes to financial statements, please refer to the Fund’s most recently filed annual or semi-annual report.
Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Master Limited Partnerships & MLP Affiliates	$63,077,312	$ —	$ —	$63,077,312
Common Stocks	5,785,572	—	—	5,785,572
Short-Term Investments:
Repurchase Agreements	—	498,538	—	498,538
Investments in Derivatives:
Interest Rate Swaps*	—	(1,766,630)	—	(1,766,630)
Total	$68,862,884	$(1,268,092)	$ —	$67,594,792

*	Represents net unrealized appreciation (depreciation).

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	All, or a portion of, distributions designated as ordinary income which is recognized as "Dividends" on the Statement of Operations.
(3)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.
(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $58,769,813 have been pledged as collateral for borrowings.
(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable.
(6)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
LIBOR	London Inter-Bank Offered Rate
3